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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  ------------

                                    Form 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of report (Date of earliest event reported):      December 11, 1996



                              GRUBB & ELLIS COMPANY
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                         1-8122                     94-1424307
-------------------              -----------------           ------------------
     State of                 (Commission File Number)         (IRS Employer
  Incorporation)                                             Identification No.)


          10275 West Higgins Road, Suite 300, Rosemont, Illinois 60018
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                     (847) 390-8040
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

      One Montgomery Street, Telesis Tower, San Francisco, California 94104
   ---------------------------------------------------------------------------
          (former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

TRI-PARTY AGREEMENT

          On December 11, 1996, Grubb & Ellis Company, a Delaware corporation (the "Company"), Warburg, Pincus Investors, L.P., a Delaware limited partnership ("Warburg") and Joe F. Hanauer entered into that certain Tri-Party Agreement (the "Tri-Party Agreement"), pursuant to which Warburg sold to the Company the Purchased Securities (as defined below) for an aggregate purchase price of $10,000,000 plus accrued interest of $69,315.07.

          As previously reported, on October 21, 1996, Warburg purchased the Purchased Securities, the Senior Notes (as defined below) and the Prudential Warrants (as defined below) (collectively, the "Prudential Securities") from The Prudential Insurance Company of America ("Prudential"), and Warburg granted the Company an option until April 16, 1997 to acquire all of the Prudential Securities which Warburg acquired from Prudential at Warburg's cost, plus interest.

          "Purchased Securities" means the following securities issued by the
Company: (i) $10,900,834.33 Principal Amount Amended and Restated 10.65% Subordinated Payment-In-Kind Note due November 1, 2001, (ii) $1,520,058.79 Principal Amount 11.65% Subordinated Payment-In-Kind Note due November 1, 2001,
(iii) $723,517.03 Principal Amount 11.65% Subordinated Payment-In-Kind Note due November 1, 2001, and (iv) 130,233 shares of Junior Convertible Preferred Stock.


          "Senior Notes" means the (i) $5 million Principal Amount Amended and Restated Revolving Credit Note due November 1, 1999, (ii) $6.5 million Principal Amount Amended and Restated 9.9% Senior Note due November 1, 1998, and (iii) $3.5 million Principal Amount Amended and Restated 9.9% Senior Note due November 1, 1998.

          "Prudential Warrants" means the (i) Restated Stock Subscription Warrant No. 16 (the "Pru Warrant No. 16") to subscribe for 200,000 shares of the Company's Common Stock, par value $.01 per share, and (ii) New Stock Subscription Warrant No. 17 (the "Pru Warrant No. 17") to subscribe for 150,000 shares of Common Stock.

          The Prudential Securities were issued by the Company pursuant to that certain Senior Note, the Subordinated Note and Revolving Credit Note Agreement between the Company and Prudential dated as of November 2, 1992, as amended from time to time, and that certain Securities Purchase Agreement between the Company and Prudential dated as of November 2, 1992 and subsequently acquired by Warburg from Prudential pursuant to that certain Sale and Assignment Agreement dated as of October 21, 1996 by and between Warburg and Prudential.

OPTION AGREEMENT

          Concurrently with the purchase of the Purchased Securities, Warburg granted the Company an option (the "Option) until April 16, 1997 (which may be extended to July 15, 1997 under certain circumstances) (the "Option Term") to acquire an aggregate of $15 million Principal Amount of the Senior Notes which Warburg acquired from

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Prudential for $13 million, plus interest at an annual rate of 10% through the last day of January 1997 and 12% thereafter, payable on the last day of each month during the Option Term, in arrears, based on the exercise price. Accrual and payment of interest on the Senior Notes will be waived during the Option Term. If the Senior Notes are not purchased by the Company pursuant to the Option Agreement, interest on the Senior Notes will accrue pursuant to the terms of the Senior Notes on and after the expiration of the Option Term. The Option provides that after the expiration of the Option Term, the Company will continue to have the right to repay the Senior Notes for $13 million in cash, i.e., a $2 million discount from face value.

          The Company is currently seeking permanent financing with which to exercise the Option, although there can be no assurances that financing can be obtained or the Option exercised. If the Option is exercised, the Company intends to cancel the Senior Notes.

OTHER TRANSACTIONS

          Also on December 11, 1996, pursuant to the Tri-Party Agreement, (i) the Company extended the term of the Prudential Warrants to January 29, 2002,
(ii) Mr. Hanauer converted his 8,894 shares of Series A Senior Preferred Stock into 339,629 shares of Common Stock, (iii) Warburg converted its 128,266 shares of Series B Senior Preferred Stock into 4,828,548 shares of Common Stock, (iv) Warburg transferred to Mr. Hanauer a portion of the Pru Warrant No. 16 representing the right to purchase 14,286 shares of Common Stock and a portion of the Pru Warrant No. 17 representing the right to purchase 10,714 shares of Common Stock, (v) Mr. Hanauer surrendered to the Company for cancellation his warrants to purchase an aggregate of 38,410 shares of Common Stock, which were exercisable only under certain circumstances, (vi) the Company amended Mr. Hanauer's existing warrants to purchase an aggregate of 323,541 shares of Common Stock to extend the expiration date thereof to January 29, 2002 and eliminate certain anti-dilution provisions thereof to conform to the anti-dilution provisions of the Prudential Warrants, and (vii) Warburg, the Company and Mr. Hanauer terminated the Stockholders' Agreement (the "Stockholders Agreement") dated as of January 29, 1993, as amended from time to time.

          On December 16, 1996, Prudential notified the Company that it would convert its 19,767 shares of Junior Convertible Preferred Stock into 352,447 shares of Common Stock.

          As a result of the transactions described above, all of the Company's issued and outstanding shares of Preferred Stock were converted or cancelled and the only outstanding capital stock of the Company is Common Stock, of which, as of December 11, 1996, there were 16,956,434 outstanding shares, which includes the shares of Common Stock issued upon the conversion of Series A Senior Preferred Stock, Series B Senior Preferred Stock into 339,629 and 4,828,548 shares of Common Stock, respectively, and the issuance of 2,500,000 shares of Common Stock to the Kojaian Purchasers (as defined below) and after giving effect to the shares of Common Stock issued upon conversion of Prudential's Junior Convertible Preferred Stock into 352,447 shares of Common Stock.

          The foregoing transactions resulted in approximately $3.3 million of extraordinary gain to the Company.


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STOCK PURCHASE AGREEMENT

          In order to finance the acquisition of the Purchased Securities, the Company entered into the Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of December 11, 1996 with C. Michael Kojaian, Mike Kojaian and Kenneth J. Kojaian (collectively, the "Kojaian Purchasers"), pursuant to which Kojaian Purchasers acquired from the Company an aggregate of 2,500,000 shares (the "Kojaian Shares") of Common Stock at a purchase price of $10,000,000. Pursuant to the Stock Purchase Agreement, C. Michael Kojaian was elected to the Board of Directors of the Company, subject to his re-election at the annual meeting of the stockholders.

REGISTRATION RIGHTS AGREEMENT

          Also on December 11, 1996, the Company, Warburg, Mr. Hanauer and the Kojaian Purchasers entered into the Registration Rights Agreement dated as of December 11, 1996 (the "Registration Rights Agreement"). The Registration Rights Agreement provides that at any time after December 11, 1996, (i) the holder or holders of at least 30% of the aggregate amount of Warburg Registrable Securities (as defined below) may make three written requests to the Company for registration under and in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), of all or part of the Warburg Registrable Securities; PROVIDED, HOWEVER, that Warburg may make any of such three requests for registration regardless of the percentage of Warburg Registrable Securities it holds, and (ii) the holder or holders of at least 30% of the aggregate amount of Kojaian Registrable Securities (as defined below) may make three written requests to the Company for registration under and in accordance with the provisions of the Securities Act of all or part of the Kojaian Registrable Securities. "Warburg Registrable Securities" includes all shares of Common Stock held by Warburg on December 11, 1996 and all shares of Common Stock issued or issuable upon exercise of any of the warrants held by Warburg on December 11, 1996 to purchase shares of Common Stock. "Hanauer Registrable Securities" includes all shares of Common Stock held by Mr. Hanauer or Joe F. Hanauer Trust dated June 15, 1988 (the "Hanauer Trust") on December 11, 1996 and all shares of Common Stock issued or issuable upon exercise of any of the warrants held by Mr. Hanauer or the Hanauer Trust on December 11, 1996 to purchase shares of Common Stock. "Kojaian Registrable Securities" includes the Kojaian Shares. Warburg Registrable Securities, Hanauer Registrable Securities and Kojaian Registrable Securities are sometimes collectively referred to herein as "Registrable Securities."

          The Registration Rights Agreement also provides that in the event that a holder or holders of Warburg Registrable Securities requests a registration pursuant to the foregoing provisions, Mr. Hanauer and the Hanauer Trust may elect to include a proportionate share of the Hanauer Registrable Securities held by them in such registration, in which case Mr. Hanauer (or the Hanauer Trust) shall be permitted to sell such Hanauer Registrable Securities in the same manner and on the same basis as such holder or holders of Warburg Registrable Securities.

          Pursuant to the Registration Rights Agreement, the holders of Registrable Securities also have certain "piggyback" registration rights to include their securities, subject to certain limitations, in registration statements filed by the Company with respect to any offering of any equity securities for its own account or for the account of any of its equity holders. All


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expenses incident to the Company's performance of or compliance with the
Registration Rights Agreement will be borne by the Company, including, among other things, all reasonable fees and disbursements of one counsel selected by the holders of a majority of the Registrable Securities being registered in the case of a piggyback registration, or one counsel selected by Warburg in the case of a demand registration requested by Warburg and one counsel selected by the holder or holders of at least a majority of the Kojaian Registrable Securities in the case of a demand registration requested by the Kojaian Purchasers; PROVIDED, HOWEVER, that the Company will not be responsible for the underwriting discounts and commissions and transfer taxes, if any, and certain fees and disbursements of counsel to the underwriters. The Registration Rights Agreement contains customary indemnification and contribution provisions relating to the exercise by the holders of Registrable Securities of their registration rights thereunder.

WARBURG/KOJAIAN AGREEMENT

          In connection with the Tri-Party Agreement, Warburg and the Kojaian Purchasers entered into a letter agreement dated as of December 11, 1996 (the "Warburg/Kojaian Agreement"), pursuant to which each of Warburg and the Kojaian Purchasers agreed to vote all of the shares of Common Stock owned by them, and to cause the directors nominated by them to vote, as follows: (A) to nominate and elect to the Company's Board of Directors a director selected by a majority of the Kojaian Purchasers, who shall be a Kojaian Purchaser or an officer or partner of any entity owned or controlled by any of the Kojaian Purchasers, so long as the Kojaian Purchasers, or any transferee owned or controlled by them that agrees to be bound by the Warburg/Kojaian Agreement, beneficially owns 50% or more of the Kojaian Shares, and (B) to nominate and elect to the Company's Board of Directors those nominees designated by Warburg or any of its venture banking affiliates, so long as Warburg beneficially owns 50% of the shares of Common Stock beneficially held by Warburg as of December 11, 1996. The Warburg/Kojaian Agreement shall terminate in the event that all directors nominated by Warburg or the Kojaian Purchasers either resign or decline to be nominated for re-election or either Warburg or the Kojaian Purchasers fail to nominate any directors for election.

WARBURG/HANAUER LETTER

          In addition, Warburg executed a letter dated December 9, 1996 addressed to Mr. Hanauer (the "Warburg/Hanauer Letter") confirming their understanding that, in connection with the closing of the Tri-Party Agreement, Warburg will cause the directors of the Company nominated by Warburg to nominate Mr. Hanauer for election to the Board of Directors of the Company at the 1997 and 1998 annual meetings of the stockholders. In addition, Warburg agreed to vote all of its shares of Common Stock in favor of Mr. Hanauer's election to the Board of Directors of the Company.

          A copy of each of the Tri-Party Agreement, Option Agreement, Stock Purchase Agreement, the Registration Rights Agreement and a Press Release of the Company dated December 11, 1996 is attached hereto as Exhibits 4.1, 4.2, 4.3,
4.4 and 99.1, respectively, and is incorporated herein by reference in its entirety. Each of the summaries of Exhibits 4.1, 4.2,


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4.3 and 4.4 contained in this Report is subject to, and is qualified in its entirety by, all of the provisions contained in the respective Exhibit.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  The following exhibits are filed as part of this Report:

     4.1 Tri-Party Agreement dated as of December 11, 1996 by and among Grubb & Ellis Company, a Delaware corporation, Warburg, Pincus Investors, L.P., a Delaware limited partnership, Joe F. Hanauer, Mike Kojaian, Kenneth J. Kojaian and C. Michael Kojaian.

     4.2 Option Agreement dated as of December 11, 1996 by and between Grubb & Ellis Company, a Delaware corporation, and Warburg, Pincus Investors, L.P., a Delaware limited partnership.

     4.3 Stock Purchase Agreement dated as of December 11, 1996 by and among Grubb & Ellis Company, a Delaware corporation, Mike Kojaian, Kenneth
          J. Kojaian and C. Michael Kojaian.

     4.4 Registration Rights Agreement dated as of December 11, 1996 by and among Grubb & Ellis Company, a Delaware corporation, Warburg, Pincus Investors, L.P., a Delaware limited partnership, Joe F. Hanauer, Mike Kojaian, Kenneth J. Kojaian and C. Michael Kojaian.

     99.1 Press Release of Grubb & Ellis Company dated December 11, 1996.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 20, 1996

                                        GRUBB & ELLIS COMPANY



                                        By:    /s/ Robert J. Walner
                                           ---------------------------------
                                        Name:     Robert J. Walner
                                        Title:    Senior Vice President and
                                                  General Counsel


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                                 EXHIBIT INDEX

EXHIBITS.

     4.1 Tri-Party Agreement dated as of December 11, 1996 by and among Grubb & Ellis Company, a Delaware corporation, Warburg, Pincus Investors, L.P., a Delaware limited partnership, Joe F. Hanauer, Mike Kojaian, Kenneth J. Kojaian and C. Michael Kojaian.

     4.2 Option Agreement dated as of December 11, 1996 by and between Grubb & Ellis Company, a Delaware corporation, and Warburg, Pincus Investors, L.P., a Delaware limited partnership.

     4.3 Stock Purchase Agreement dated as of December 11, 1996 by and among Grubb & Ellis Company, a Delaware corporation, Mike Kojaian, Kenneth
          J. Kojaian and C. Michael Kojaian.

     4.4 Registration Rights Agreement dated as of December 11, 1996 by and among Grubb & Ellis Company, a Delaware corporation, Warburg, Pincus Investors, L.P., a Delaware limited partnership, Joe F. Hanauer, Mike Kojaian, Kenneth J. Kojaian and C. Michael Kojaian.

     99.1 Press Release of Grubb & Ellis Company dated December 11, 1996.


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